Avaya Inc. Files for Chapter 11 Protection Operations Remain Ongoing During Process NEW YORK, NY – January 19, 2017 – Avaya Inc. (together with certain of its domestic subsidiaries, collectively, the “Company”) today announced that it has commenced a formal proceeding to restructure its balance sheet to better position itself for the future. To facilitate this restructuring, the Company filed voluntary petitions under chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Company’s foreign affiliates are not included in the filing and will continue normal operations. The Company has obtained a committed $725 million debtor-in-possession (“DIP”) financing facility underwritten by Citibank. Subject to Court approval, this DIP financing, combined with the Company’s cash from operations, is expected to provide sufficient liquidity during the chapter 11 cases to support its continuing business operations and minimize disruption. “We have conducted an extensive review of alternatives to address Avaya’s capital structure, and we believe pursuing a restructuring through chapter 11 is the best path forward at this time,” said Kevin Kennedy, Chief Executive Officer of Avaya. “Reducing the Company’s current debt through the chapter 11 process will best position all of Avaya’s businesses for future success.” As part of Avaya’s comprehensive assessment of options to address its capital structure, the Company evaluated expressions of interest in various Avaya assets, including its Contact Center business. After extensive evaluation in consultation with its financial and legal advisors, the Avaya Board of Directors has determined that focusing on the Company’s debt structure is paramount and a sale of the Contact Center business at this time would not maximize value for Avaya’s customers and all of its stakeholders. Avaya remains in ongoing negotiations to monetize certain other assets, as appropriate, to maximize value for all stakeholders. “This is a critical step in our ongoing transformation to a successful software and services business. Avaya’s current capital structure is over 10 years old and was put in place to support our business model as a hardware-focused company, which has evolved significantly since that time. Now, as a result of the terms of Avaya’s debt obligations and the upcoming debt maturities, we need to recapitalize the Company,” continued Mr. Kennedy. “Our business is performing well, and we are confident that we can emerge from this process stronger than ever, as this path is a reflection of our debt structure, not the strength of our operations or business model. Pursuing restructuring through chapter 11 will enable us to reduce Avaya’s debt and interest expense, while providing increased financial flexibility to further invest in innovation and growth to enhance our market-leading competitive position. Most importantly, we are keenly focused on minimizing disruption to our customers, partners and employees and do not expect to experience any material disruptions during the chapter 11 cases.” Contemporaneously with the filing of the voluntary petitions, the Company filed a number of “first-day” motions with the Court to facilitate a smooth transition into chapter 11 and minimize business disruption. Among other things, the motions request authorization to continue certain customer and partner programs, and to honor certain employee compensation and benefit obligations. For more information about the chapter 11 case, including access to Court documents, please visit: https://cases.primeclerk.com/avaya.

Centerview Partners and Zolfo Cooper are the Company’s financial and restructuring advisors, Goldman Sachs is the Company’s M&A investment banker and Kirkland & Ellis LLP is the Company’s restructuring counsel. About Avaya Avaya enables the mission critical, real-time communication applications of the world’s most important operations. As the global leader in delivering superior communications experiences, Avaya provides the most complete portfolio of software and services for contact center and unified communications with integrated, secure networking— offered on premises, in the cloud, or a hybrid. Today’s digital world requires some form of communications enablement, and no other company is better positioned to do this than Avaya. For more information, please visit www.avaya.com. Cautionary Note Regarding the Chapter 11 Cases The Company’s security holders are cautioned that trading in securities of the Company during the pendency of these Chapter 11 cases will be highly speculative and will pose substantial risks. It is possible some or all of the Company’s currently outstanding securities may be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. Cautionary Note Regarding Forward-Looking Statements This document contains certain forward-looking statements. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or other comparable terminology and include, but are not limited to, statements regarding the Company’s expected motions to be filed in the Chapter 11 proceeding and the dispositions of such motions, continued operations and customer and supplier programs while in a Chapter 11 proceeding, cash needed to support our operations while in a Chapter 11 proceeding, ability to lower debt and interest payments, ability to operate while in a Chapter 11 proceeding, ability to pay our creditors, credit rating and ability to manage its pension obligations. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including, but not limited to: the actions and decisions of our creditors and other third parties with interests in the Chapter 11 cases; our ability to maintain liquidity to fund our operations during the Chapter 11 cases; our ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 cases; our ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions; adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles; discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results; accounting changes required by United States generally accepted accounting principles; and other factors affecting the Company detailed from time to time in the Company’s filings with the SEC that are available at www.sec.gov. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Avaya's filings with the SEC that are available at www.sec.gov and in particular, our 2015 Form 10-K filed with the SEC on November 23, 2015. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this document may not in fact occur. Avaya disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law. Media Contacts Christina Knittel 775-209-2461 crknittel@avaya.com or Sard Verbinnen & Co John Christiansen / David Isaacs 415-618-8750 Avaya-SVC@sardverb.com Investor Contact Peter Schuman 669-242-8098 pschuman@avaya.com